Case Number: B-05-28174-PHX-CGC

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

For the month of July 2006

		BANK ACCOUNTS			Total
		Operating	Payroll	Tax	
		# 712329825	#	#	
Balance at Beginning of Period		4,121.78			4,121.78
RECEIPTS					
Cash Sales		0.00			0.00
Accounts Receivable - Pre-Petition					
Accounts Receivable - Post-Petition					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)					
TOTAL RECEIPTS		0.00			0.00
DISBURSEMENTS					
Business - Ordinary Operations		2,774.93			2,774.93
Capitol Inprovements					
Pre-Petition Debt					
Transfers to other DIP Accounts					
Other (attach list)		650.00			650.00
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U.S. Trustee Quarterly Fee		0.00			0.00
Court Costs					
TOTAL DISBURSEMENTS		3,424.93			3,424.93
Balance at End of Month		696.85			696.85

** Information provided above should reconcile with balance sheet and income statement amounts*

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES	
Total Disbursements From Above	3,424.93
Less: Transfers to Other DIP Accounts	0.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	0.00
Total Disbursements for Calculating Quarterly Fees	3,424.93

DESERT HEALTH PRODUCTS, INC.

	Month	Cat			Type	Date	Num	Name
Chase Bank (DIP)	Jul-06	12	Disbursements	Other (Attach list)	Bill Pmt -Check	07/07/2006	1116	Exec Reg & Transfer Agency,
Chase Bank (DIP)	Jul-06	12	Disbursements	Other (Attach list)	Check	07/11/2006	1118	Automatic Data Processing-AI

Case Number: B-05-28174-PHX-CGC

For the month of July 2006

INCOME STATEMENT
(Accrual Basis)

SEE ATTACHED

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principles, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue			
Less: Returns & Discounts			
Net Revenue			
COST OF GOODS SOLD			
Material			
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold			
GROSS PROFIT			
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)			
Other Expenses (attach detail)			
Total Operating Expenses			
Income Before Non-operating Income and Expense			
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense			
Income Before Reorganization Expense			
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses			
Income Tax			
NET PROFIT OR (LOSS)			

Desert Health, Inc.
Income Statement

	February 10 - 28, 2006	March 2006	April 2006	May 2006	June 2006	July 2006	February 10, 2006 through July 31, 2006
Ordinary Income/Expense							
Income							
License Fees	-	-	-	125,000.00	-	-	125,000.00
Sales	-	1,224.30	588.00	-	2,471.00	248.00	4,531.30
Sales Discount	-	-	(22.50)	-	-	(62.00)	(84.50)
Total Income	-	1,224.30	565.50	125,000.00	2,471.00	186.00	129,446.80
Cost of Goods Sold							
Cost of Goods Sold	-	-	-	-	1,840.08	-	1,840.08
Total COGS	-	-	-	-	1,840.08	-	1,840.08
Gross Profit	-	1,224.30	565.50	125,000.00	630.92	186.00	127,606.72
Expense							
Marketing Territory Rights	-	-	-	-	460,000.00	-	460,000.00
Merchant account expense	-	-	100.24	18.11	15.95	15.95	150.25
Advert	-	-	-	-	-	610.00	610.00
DHPI China Office Expense	-	1,500.00	-	-	8,000.00	-	9,500.00
Bad Debt Expense	-	-	-	-	-	(323.80)	(323.80)
Charges	89.00	64.00	-	44.00	40.00	12.00	249.00
Commissions	-	-	-	25,000.00	-	-	25,000.00
Contract Labor	2,710.00	2,550.00	1,525.00	673.18	1,030.83	300.00	8,789.01
Deprec Exp	482.97	788.01	727.14	727.14	727.15	761.40	4,213.81
Insurance	-	-	-	1,300.05	13,475.00	-	14,775.05
Licenses	-	-	-	-	12.00	-	12.00
Maint	-	-	-	4,215.00	-	-	4,215.00
Misc Exp	500.00	344.93	2,933.43	173.88	1,545.35	828.67	6,326.26
Off Supp	-	206.94	124.91	1,364.62	203.90	181.34	2,081.71
Payroll Expenses	-	8,100.00	17,795.65	17,468.74	17,907.14	15,506.50	76,778.03
Payroll Taxes	-	820.53	1,598.29	1,472.54	1,403.50	1,254.72	6,549.58
Postage	-	28.32	-	-	143.76	66.00	238.08
Printing	-	236.74	440.74	2,553.98	-	129.55	3,361.01
Prof Fee	29,294.10	4,032.00	260.00	22,000.00	17,231.25	-	72,817.35
Rent	-	2,248.20	3,277.95	1,967.37	20,606.01	1,327.95	29,426.48
Repairs	-	569.45	-	-	131.43	-	700.88
Shipping	13.30	82.33	9.43	77.97	639.81	152.61	975.54
Storage	-	-	-	-	406.61	358.40	765.01
T&E	-	-	125.00	-	472.24	-	597.24
Taxes	-	100.00	18.14	15.60	-	-	133.74
Telephone	1,020.93	1,623.59	1,852.69	625.67	573.93	354.63	6,051.44
Util	(310.93)	1,530.73	651.67	348.65	80.11	159.59	2,459.82
Total Expense	33,799.46	24,825.77	31,440.28	80,046.50	544,644.97	21,695.51	736,452.49
Net Ordinary Income	(33,799.46)	(23,601.47)	(30,874.78)	44,953.50	(544,014.05)	(21,509.51)	(608,845.77)
Other Income/Expense							
Other Inc	0.72	0.34	-	-	-	-	1.06
Total Other Income	0.72	0.34	-	-	-	-	1.06
Other Expense							
Int Exp	-	0.01	-	(0.01)	20,000.00	-	20,000.00
Loss on Derivative Liability	-	-	-	-	1,244,383.00	-	1,244,383.00
Reorganization - Bankruptcy	-	780.00	250.00	-	-	500.00	1,530.00
Reorganization - Compensation	-	171,884.00	-	-	-	-	171,884.00
Reorganization - Legal Fees	-	55,450.88	21,425.62	21,388.76	31,260.20	21,912.94	151,438.40
Total Other Expense	-	228,114.89	21,675.62	21,388.75	1,295,643.20	22,412.94	1,589,235.40
Net Other Income	0.72	(228,114.55)	(21,675.62)	(21,388.75)	(1,295,643.20)	(22,412.94)	(1,589,234.34)
Net Loss	(33,798.74)	(251,716.02)	(52,550.40)	23,564.75	(1,839,657.25)	(43,922.45)	(2,198,080.11)

Case Number: B-05-28174-PHX-CGC

For the month of July 2006

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principles, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated

ASSETS	SCHEDULE AMOUNT	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash		696.85	4,121.78
Restricted Cash			
Total Cash	350.00	696.85	4,121.78
Accounts Receivable (net)	47,642.00	1,034.74	1,122.44
Inventory	100,000.00		
Notes Receivable	211,145.00		
Prepaid Expenses			
Other (attach list)			
Total Current Assets			
Property, Plant & Equipment	10,000.00	88,605.02	88,605.02
Less: Accumulated Depreciation		(83,938.49)	(83,177.09)
Net Property, Plant & Equipment		4,666.53	5,427.93
Due From Insider(s)			
Other Assets - net (attach list)			
Other (attach list)			
TOTAL ASSETS		6,398.12	10,672.15
POST-PETITION LIABILITIES			
Accounts Payable		7,078.72	4,883.24
Taxes Payable			
Notes Payable			
Professional Fees		210,669.65	188,756.71
Secured Debt			
Other (attach list)		533,803.11	518,263.11
Total Post-Petition Liabilities		751,551.48	711,903.06
PRE-PETITION LIABILITIES			
Secured Debt	850,546.09	995,387.02	995,387.02
Priority Debt	604.46	175.29	175.29
Unsecured Debt	2,216,816.33	4,956,999.97	4,956,999.97
Other - Derivative Liability		1,493,809.00	1,493,809.00
Total Pre-Petition Liabilities		7,446,371.28	7,446,371.28
TOTAL LIABILITIES		8,197,922.76	8,158,274.34
EQUITY			
Pre -Petition Owners' Equity		(6,165,328.53)	(6,165,328.53)
Post-Petition Cumulative Profit/Loss		(2,198,080.11)	(2,154,157.66)
Direct Charges to Equity (explain)		171,884.00	171,884.00
Total Equity		(8,191,524.64)	(8,147,602.19)
TOTAL LIABILITIES & OWNERS' EQUITY		6,398.12	10,672.15
		0.00	

Desert Health
Postpetition Payables (Other)
As of July 31, 2006

Accrued Payroll and Payroll Taxes for July	15,540.00
Accrued Rent - Kathleen Corum Trust	19,249.11
Stock Granted (not issued) - Contingent to Court Approval	480,000.00
Accred Commissions	12,500.00
Accrued Compensatoin - Johnny Shannon	2,514.00
Accrued Contract Labor - Georgia Aadland	4,000.00
	533,803.11

Case Number: B-05-28174-PHX-CGC

STATUS OF ASSETS

For the month of July 2006

**Information provided on this page should reconcile with balance sheet amounts*

ACCOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	16,830.43	198.50	96.00	16,535.93
Less Amount Considered Uncollectible	(15,795.69)	-	-	(16,119.49)
Net Accounts Receivable	1,034.74	198.50	96.00	416.44

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY	
Beginning Inventory	-
Plus: Purchases	-
Less: Cost of Goods Sold	-
Ending Inventory	-

Date Last Inventory was taken: ____________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property	-	-	-	-
Buildings	-	-	-	-
Accumulated Depreciation	-	-	-	-
Net Buildings	-	-	-	-
Equipment	10,000.00	0.00	0.00	88,605.02
Accumulated Depreciation		0.00	0.00	(83,938.49)
Net Equipment		0.00	0.00	4,666.53
Autos/Vehicles	-	-	-	
Accumulated Depreciation	-	-	-	
Net Autos/Vehicles	-	-	-	

Provide a description of fixed assets added or deleted during the reporting period. Include the date of Court order.

Case Number: B-05-28174-PHX-CGC

For the month of July 2006

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

**Information provided on this page should reconcile with balance sheet and disbursement detail amounts*

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable	7,078.72	2,741.20	1,039.22	-	3,298.30
Taxes Payable	-				-
Notes Payable	-				-
Professional Fees Payable	210,669.65	21,912.94	48,491.45	43,388.76	96,876.50
Secured Debt	-				-
Other (attach list)	533,803.11	15,540.00	499,249.11	2,500.00	16,514.00
Total Post-Petition Liabilities	751,551.48	40,194.14	548,779.78	45,888.76	116,688.80

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
David Stewart	Salary		33,000.00
Georgia Aadland	Salary		11,200.00
Johnny Shannon	Post Petition Compensation		10,000.00
Johnny Shannon	Commission		12,500.00
Total Payments to Insiders			66,700.00

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Desert Health
Postpetition Payables
As of July 31, 2006

Type		Type	Date	Num	Name	Memo	Split	Amount	<30	31-60	61-90	91+
Trade Payables	Accounts Payable	Bill	02/18/2006	Feb-post petition	AT&T	030 344 8432 001	Telephone	615.52	0.00	0.00	0.00	615.52
Trade Payables	Accounts Payable	Bill	03/18/2006	March	AT&T	030 344 8432 001	Telephone	1,093.88	0.00	0.00	0.00	1,093.88
Trade Payables	Accounts Payable	Check	04/12/2006	Pyt by Ph	AT&T	pyt amt due per Jenn Gunn ATT - BK3.29.06- p	Chase Bank (DIP)	-1,646.35	0.00	0.00	0.00	-1,646.35
Trade Payables	Accounts Payable	Bill	04/18/2006	Apr 06	AT&T	030 344 8432 001	Telephone	1,002.41	0.00	0.00	0.00	1,002.41
Trade Payables	Accounts Payable	Bill	07/21/2006		Boulder Medical Building	Account No. 00841.01-200 - I0011113, August 2	Rent	1,327.95	1,327.95	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	02/21/2006	1.20.06-2.20.06	CITY OF SCOTTSDALE	2007789203	Util	149.07	0.00	0.00	0.00	149.07
Trade Payables	Accounts Payable	Bill	07/28/2006	6/30/06 - 7/31/06	CITY OF SCOTTSDALE	Account No. 2011266300	Util	75.22	75.22	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	03/10/2006	1000099245	Collins, May, Potenza, Baran & Gillespie,	drpl v gh assoc inc	-SPLIT-	2,003.57	0.00	0.00	0.00	2,003.57
Trade Payables	Accounts Payable	Bill	06/01/2006	April 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	April 2006 maint. fee	Misc Exp	125.00	0.00	125.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006	June 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	June 2006 maint. fee	Misc Exp	125.00	0.00	125.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006	March 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	March 2006 maint. fee	Misc Exp	125.00	0.00	125.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006	May 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	May 2006 maint. fee	Misc Exp	125.00	0.00	125.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006		Exec Reg & Transfer Agency, Inc. Post-Pet	3/15/06, SH Ltd for Chapter 11 and FedEx	Misc Exp	91.80	0.00	91.80	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006		Exec Reg & Transfer Agency, Inc. Post-Pet	3/15/06, Mailing for Notice of Chapter 11 Filing	Misc Exp	356.42	0.00	356.42	0.00	0.00
Trade Payables	Accounts Payable	Bill	06/01/2006		Exec Reg & Transfer Agency, Inc. Post-Pet	2/6/06, New Issue for Memo Ltd and FedEx	Misc Exp	91.00	0.00	91.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	07/03/2006	July 2006 maint fee	Exec Reg & Transfer Agency, Inc. Post-Pet	July 2006 maint. fee	Misc Exp	125.00	125.00	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	07/19/2006		Qwest	Account No. 480-951-1941 158B	Telephone	182.02	182.02	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	07/22/2006	7/22/06 - 8/21/06	Qwest	RPI Account # 480-946-2809 186B	RPI (NV) Receivable	172.61	172.61	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	02/23/2006	281	Shannon, John	Inv. Legal Productions LLC	Misc Exp	500.00	0.00	0.00	0.00	500.00
Trade Payables	Accounts Payable	Bill	03/07/2006		Sprint		Telephone	104.95	0.00	0.00	0.00	104.95
Trade Payables	Accounts Payable	General Journal	03/17/2006	4-95	Sprint Broadband	pd by js fbo drpl	JDS	-524.75	0.00	0.00	0.00	-524.75
Trade Payables	Accounts Payable	Bill	07/25/2006		Tatum Ranch Storage Solutions	Invoice # 5406, Unit 0131	Storage	358.40	358.40	0.00	0.00	0.00
Trade Payables	Accounts Payable	Bill	07/07/2006	Quarter 2	U.S. Trustee	Account No. 702-06-28174	Reorg Exp - Bankruptcy Fees	500.00	500.00	0.00	0.00	0.00
								7,078.72	2,741.20	1,039.22	0.00	3,208.30
Accrual - Legal Fees	Professional Fees	General Journal	02/28/2006	0601-46		Accrual for legal fees	Legal	20,000.00	0.00	0.00	0.00	20,000.00
Accrual - Legal Fees	Professional Fees	General Journal	03/31/2006	0601-47		Accrue legal fees	Legal	20,000.00	0.00	0.00	0.00	20,000.00
Accrual - Legal Fees	Professional Fees	General Journal	04/30/2006	0602 - 40		Accrue for Creditor's Committe Attorney	Reorg Exp - Legal Fees	15,000.00	0.00	0.00	0.00	15,000.00
Accrual - Legal Fees	Professional Fees	General Journal	05/31/2006	0602 - 41		Accrual for Creditor's Committee Attorney	Reorg Exp - Legal Fees	12,984.00	0.00	0.00	12,984.00	0.00
Accrual - Legal Fees	Professional Fees	General Journal	06/30/2006	0602 - 49		Accrual for Creditors Committee Attorney	Reorg Exp - Legal Fees	17,018.00	0.00	17,018.00	0.00	0.00
Accrual - Legal Fees	Professional Fees	General Journal	07/31/2006	0602 - 64		Accrue Creditor Committee Attorney Fees	Reorg Exp - Legal Fees	15,000.00	15,000.00	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	03/25/2006	BK	Carmichael & Powell	Acct # 2500007-09	Legal	35,450.88	0.00	0.00	0.00	35,450.88
Trade Payables	Professional Fees	Bill	04/25/2006	April Billings	Carmichael & Powell		Reorg Exp - Legal Fees	6,425.82	0.00	0.00	0.00	6,425.82
Trade Payables	Professional Fees	Bill	05/25/2006	May Billing	Carmichael & Powell		Reorg Exp - Legal Fees	6,190.00	0.00	0.00	6,190.00	0.00
Trade Payables	Professional Fees	Bill	05/25/2006	May Expenses	Carmichael & Powell		Reorg Exp - Legal Fees	214.76	0.00	0.00	214.76	0.00
Trade Payables	Professional Fees	Bill	06/25/2006	June Fees	Carmichael & Powell		Reorg Exp - Legal Fees	13,942.50	0.00	13,942.50	0.00	0.00
Trade Payables	Professional Fees	Bill	06/25/2006	June Expenses	Carmichael & Powell		Reorg Exp - Legal Fees	241.50	0.00	241.50	0.00	0.00
Trade Payables	Professional Fees	Bill	06/25/2006	June advances	Carmichael & Powell		Reorg Exp - Legal Fees	60.30	0.00	60.20	0.00	0.00
Trade Payables	Professional Fees	Bill	07/25/2006	July Fees	Carmichael & Powell		Reorg Exp - Legal Fees	6,500.00	6,500.00	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	07/25/2006	July Expenses	Carmichael & Powell		Reorg Exp - Legal Fees	412.94	412.94	0.00	0.00	0.00
Trade Payables	Professional Fees	Bill	05/31/2006	00100427&email5.3.06	Malone & Bailey, P.C.		Malone & Bailey	22,000.00	0.00	0.00	22,000.00	0.00
Trade Payables	Professional Fees	Bill	06/01/2006	General 2012-001	Richardson & Patel LLP	Reference: General 2012-001	Richardson & Patel LLP	7,862.50	0.00	7,862.50	0.00	0.00
Trade Payables	Professional Fees	Bill	06/30/2006	Jun 06 stmt	Richardson & Patel LLP	Reference: General 2012-001	Richardson & Patel LLP	9,568.75	0.00	9,568.75	0.00	0.00
								210,009.65	21,912.94	48,491.45	43,388.76	96,876.50
Compensation Due - GA	Other	General Journal	02/28/2006	0601-34		Feb 10th through Feb 28th Accrual	Georgia Aadland	2,710.00	0.00	0.00	0.00	2,710.00
Compensation Due - GA	Other	General Journal	03/10/2006	0601-35		Mar 1 through Mar 10 Accrual	Georgia Aadland	1,290.00	0.00	0.00	0.00	1,290.00

Desert Health
Postpetition Payables
As of July 31, 2006

Type		Type	Date	Num	Name	Memo	Split	Amount	<30	30-60	60-90	91+
Compensation Due - JS	Other	General Journal	02/28/2006	0601-30		Feb Accrual Feb 10 through Feb 10	JS	8,482.00	0.00	0.00	0.00	8,482.00
Compensation Due - JS	Other	General Journal	03/10/2006	0601-31		March 1 to March 10 Accrual	JS	4,032.00	0.00	0.00	0.00	4,032.00
Compensation Due - JS	Other	Check	05/16/2006	W TR	Shannon, John	John sent his compensation to Maggie A Rorey	Chase Bank (DIP)	-10,000.00	0.00	0.00	-10,000.00	0.00
Accrued Commissions	Other	General Journal	05/31/2006	0602 - 42	Richardson, John	Commission on Mexico license sale	Commissions	10,000.00	0.00	0.00	10,000.00	0.00
Accrued Commissions	Other	General Journal	05/31/2006	0602 - 43	Richardson, John	Commission on Mexico license sale	Commissions	2,500.00	0.00	0.00	2,500.00	0.00
Payroll	Other	General Journal	07/31/2006	0602 - 56		Accrued Payroll for July	Payroll Taxes	14,389.00	14,389.00	0.00	0.00	0.00
Payroll Taxes	Other	General Journal	07/31/2006	0602 - 56		Accrual of Employer portion of FICA etc for July	-SPLIT-	1,151.00	1,151.00	0.00	0.00	0.00
Trade Payables	Other	Bill	06/01/2006		Kathleen Corum Trust No. 1	rent from 3/9/06 to 3/31/06	Rent	19,249.11	0.00	19,249.11	0.00	0.00
Contingent Stock Grants	Other	General Journal	06/01/2006	0602 - 47	Dipe LLC	2 million shares for rights to China, Mexico and I	Marketing Territory Rights	460,000.00	0.00	460,000.00	0.00	0.00
Contingent Stock Grants	Other	General Journal	06/26/2006	0602 - 48	Mustad, Christian	200,000 shares for incentive for license agreem	License Inducement Fees	20,000.00	0.00	20,000.00	0.00	0.00
								529,803.11	15,540.00	499,249.11	2,500.00	12,514.00
								751,551.46	40,194.14	548,779.78	45,888.78	116,688.00

Case Number: B-05-28174-PHX-CGC

CASE STATUS

For the month of July 2006

QUESTIONAIRE	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-In-Possesion account?		X
Are any post-petition receivables (accounts, notes, or loans) due from related parties?		X
Are any wages past due?		X
Are any U.S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Current number of employees: 4

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Auto-Owner, Policy # pending	Commercial package policy	5/24/06-5/24/07	$1,300.00, down payment $933.95, in November 06
North River Insurance Company, 5560032906	Directors and Officers Liability	6/13/06-6/13/07	$12,500.00 annual payment
Farmer, A15106627	Workmans Comp	6/19/20-6/19/07	$995.00 annual payment

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Identify any matters that are delaying the filing of a plan of reorganization:

Case Number: B-05-28174-PHX-CGC

For the month of July 2006

DISBURSEMENT DETAIL

SEE ATTACHED

Month:	July 2006
Account #:	712329825
Bank Name:	Chase

Cash/Electronic Disbursements			
Date	**Payee**	**Purpose**	**Amount**
		Total Cash Disbursements	

CHECKS ISSUED				
Check Number	**Date**	**Payee**	**Purpose**	**Amount**
Total checks listed on this page				
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

DESERT HEALTH PRODUCTS, INC.

	Month	Cat			Type	Date	Num	Name	Memo	Split	Amount
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/03/2006	Merchant			Merchant account expense	-15.96
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/05/2006	1112	CITY OF SCOTTSDALE		Payables	-147.88
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/06/2006	1113	Georgia D Aadland		Off Supp	-22.67
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/06/2006	ADP	ADP		Payroll Expenses	-44.68
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/07/2006	1114	Exec Reg & Transfer Agency, Inc., Common	VOID: Mailing for Notice of Bankruptcy	Payables	0.00
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/07/2006	1115	Exec Reg & Transfer Agency, Inc, Post-Pet	VOID: Mailing for Notice of Bankruptcy	Payables	0.00
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/07/2006	1117	Mail Boxes Etc.	Executive Registrar & Transfer Agency, Inc.	Shipping	-22.00
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/11/2006	1119	CITY OF SCOTTSDALE	License No. 1008646	Payables	-84.37
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/11/2006	1120	Frys	Shipped on order and information brochures	-SPLIT-	-22.25
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/12/2006	1121	CITY OF SCOTTSDALE - 34155 N. Scottsdale	Account No. 2011286300	Payables	-73.31
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/12/2006	1122	Qwest	RPI Account # 480-948-2509 189B	Payables	-145.04
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/12/2006	1123	Qwest	Account No. 480-951-1341 188B	Payables	-178.49
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/13/2006	1124	Albertsons		Misc Exp	-34.39
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/13/2006	1125	Target	Ink cartridges and fans	Off Supp	-134.94
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/13/2006	1126	Mail Boxes Etc.		Printing	-32.39
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/14/2006	1127	Mail Boxes Etc.		Printing	-32.39
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/17/2006	1128	Mail Boxes Etc.	exec reginfo topowell; doc to adp for obo shar	Shipping	-26.25
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/18/2006	1129	Five Star Courier	Documents for Joe Kelly	Shipping	-22.68
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/18/2006	ADP	ADP		Payroll Taxes	-242.90
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/18/2006	10304	Egger, Rebecca		-SPLIT-	-684.82
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/24/2006	1130	Albertsons		Misc Exp	-19.28
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/25/2006	1131	Target		Off Supp	-23.73
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/25/2006	1132	Mail Boxes Etc.		Printing	-64.77
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/26/2006	1133	Mail Boxes Etc.		Shipping	-10.25
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/26/2006	1134	Mail Boxes Etc.		Shipping	-29.63
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/26/2006	ADP	ADP		Payroll Expenses	-48.62
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/27/2006	1135	U S Postmaster	Box fee for 6 months, Box # 13656	Payables	-66.00
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/31/2006	1136	Five Star Courier	Documents for Joe Kelly	Shipping	-22.06
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	07/31/2006	1137	Peterson, Steve		Payables	-300.00
Chase Bank (DIP)	Jul-06	8	Disbursements	Business - Ordinary Operations	Check	07/31/2006			Service Charge	Bank	-12.00
											-2,774.93
Chase Bank (DIP)	Jul-06	12	Disbursements	Other (Attach list)	Bill Pmt -Check	07/07/2006	1116	Exec Reg & Transfer Agency, Inc. Post-Pet	Mailing for Notice of Bankruptcy	Payables	-500.00
Chase Bank (DIP)	Jul-06	12	Disbursements	Other (Attach list)	Check	07/11/2006	1118	Automatic Data Processing-ADP Proxy Servi	Tom Arenzio/ NOBO, ADP/ICS	Misc Exp	-150.00
											-650.00
										Total Disbursements	-3,424.93